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                       PREIT CONTRIBUTION AGREEMENT AND
                      GENERAL ASSIGNMENT AND BILL OF SALE


                  THIS PREIT CONTRIBUTION AGREEMENT AND GENERAL ASSIGNMENT AND BILL OF SALE (the "Agreement") is made as of the 30th day of September, 1997 by and between PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust ("PREIT"), and PREIT ASSOCIATES, L.P., a Delaware limited partnership (the "Partnership").

                                  Background

                  The parties hereto are parties to the TRO Contribution Agreement dated as of July 30, 1997, among PREIT, the Partnership, The Rubin Organization, Inc. ("TRO"), The Rubin Organization-Illinois, Inc. and the shareholders of TRO, as amended by the First Amendment to TRO Contribution Agreement dated as of September 30, 1997 (as amended, the "TRO Contribution Agreement"). Closing under the TRO Contribution Agreement is occurring on the date hereof.

                  The Partnership was formed on June 30, 1997 in view of the transactions contemplated in the TRO Contribution Agreement. PREIT is the sole general partner of the Partnership. PREIT Property Trust, a Pennsylvania business trust ("PREIT Subsidiary"), has been the sole limited partner of the Partnership prior to the issuance of limited partner interests on the date hereof as contemplated in the TRO Contribution Agreement.

                  Pursuant to the TRO Contribution Agreement, PREIT agreed to contribute all or substantially all of its assets to the Partnership in accordance with a plan of contribution set forth as an exhibit to the TRO Contribution Agreement.

                  The parties hereto desire to enter into this Agreement to memorialize the contemplated contribution and the issuance by the Partnership to PREIT and PREIT Subsidiary of general partner interests and Class A limited partner interests in the Partnership in exchange therefor.

                  In order to take title to certain of the assets and properties held by PREIT and its subsidiaries, the Partnership has organized several limited liability companies, trusts and limited partnerships, all of the equity of which is owned, directly or indirectly, by the Partnership (such entities, together with the Partnership, the "Partnership Group").

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                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the TRO Contribution Agreement.

                  2. Contribution of PREIT Assets. On the date hereof, PREIT is contributing to the Partnership Group all of the assets and properties of PREIT other than the assets and properties specifically listed on Exhibit A hereto. The Partnership acknowledges that all of such contributions are being made "as is", without recourse of any kind whatsoever and without the benefit of any representations or warranties of any kind or nature. It is understood by PREIT and the Partnership that PREIT and certain of its subsidiaries, contemporaneously with the execution and delivery of this Agreement, are further executing and delivering to the Partnership Group certain assignments, deeds and other instruments of transfer in addition to the general assignment and bill of sale set forth in Section 4 below. The purpose of these other instruments, together with such general assignment and bill of sale, is to implement, facilitate and otherwise effect the transfers contemplated by the first sentence of this Section 2.

                  3. Issuance of Units. In consideration of the contributions referred to in Section 2 above, the Partnership is issuing on the date hereof
(i) to PREIT 93,258.8424 units of general partner interest in the Partnership and (ii) at the direction of PREIT, to PREIT Subsidiary 8,586,339.158 Class A Units.

                  4. General Assignment and Bill of Sale. PREIT ("Assignor"), for value received from the Partnership ("Assignee"), does hereby sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of the right, title and interest of Assignor in and to all of Assignor's assets and properties other than those listed in Exhibit A hereto and those listed in the plan of contribution listed in Exhibit B hereto, together with the appurtenances thereof, to have and to hold the same forever to its and their own proper use and benefit.

                  Assignor shall, at any time and from time to time, at the written request of Assignee, execute and deliver to Assignee all other and further instruments as are reasonably necessary to vest in Assignee full right, title and interest in or to any of the assets intended to be conveyed hereby.


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                  Assignor hereby constitutes and appoints Assignee, its
successors and assigns, its true and lawful attorney, with full power of substitution, in the name of the Assignor and on behalf and for the benefit of Assignee, its successors and assigns, to demand and receive from time to time any and all property of Assignor hereby conveyed, transferred, assigned and delivered or intended so to be; to give receipts, releases and acquittances for or in respect of the same or any part thereof; from time to time to institute and prosecute in the name of Assignor or otherwise any and all proceedings at law or in equity or otherwise, which Assignee, its successors and assigns may deem proper to collect, assert or enforce any claim, title, right or debt and to defend and compromise any and all actions, suits or proceedings in respect of any of the properties hereby assigned and transferred or intended so to be, that Assignee, its successors or assigns shall deem desirable.

                  5. Assumption of Liabilities. PREIT hereby assigns, transfers, sets over and delegates to the Partnership, and the Partnership hereby assumes, agrees to pay and become liable for payment, performance and discharge of, when due, all of the liabilities and obligations of PREIT.

                  6.       Assignment and Benefit.

                           (a)      The parties hereto shall not assign this
Agreement or any rights hereunder, or delegate any obligations hereunder, without prior written consent of the other party. Subject to the foregoing, this Agreement and the rights and obligations set forth herein shall inure to the benefit of, and be binding upon, the parties hereto, and each of their respective successors, heirs and assigns.

                           (b)      This Agreement shall not be construed as
giving any person, other than the parties hereto and their permitted successors, heirs and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and permitted successors, heirs and assigns and for the benefit of no other person or entity.

                  7. Severability. The invalidity or unenforceability of any particular provision, or part of any provision, of this Agreement shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

                  8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an orig-

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inal, but all of such counterparts together shall be deemed to be one and the same instrument.

                  9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings.

                  10. Governing Law. This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania (and United States federal law, to the extent applicable), irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law.


                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.


                            PENNSYLVANIA REAL ESTATE
                                INVESTMENT TRUST


                           By: /s/ Sylvan M. Cohen
                               -------------------
                               Name:
                               Title:


                          PREIT ASSOCIATES, L.P.
                               By: Pennsylvania Real Estate
                                   Investment Trust, its
                                   general partner


                               By: /s/ Sylvan M. Cohen
                                   -------------------
                                   Name:
                                   Title:



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